UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
August 22, 2008
Date of Report (Date of earliest event reported)
PORTOLA PACKAGING, INC.
(Exact name of registrant as specified in its charter)

Delaware	033-95318	94-1582719

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
951 Douglas Road
Batavia, IL 60510
(Address of principal executive offices, including zip code)
(630)406-8440
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS
     On August 22, 2008, stockholders owning a majority of the Company’s Class B (voting) Common Stock (i) removed each of the following members from the Board: Brian J. Bauerbach, Martin Imbler, Robert Egan, Larry C. Williams, Debra Leipman-Yale and Richard Cross, (ii) reduced the size of the Board from seven to three members and (iii) elected Stuart Oran to the Board. On August 26, 2008, Mr. Oran and Jack Watts, the other member of the Board as of such time, resigned from the Board and, pursuant to resolutions of the Board passed immediately prior to and conditioned upon the effectiveness of such resignations, Mr. Bauerbach and John LaBahn were appointed as directors. Mr. Oran received $10,000 in connection with his service on the Board. On August 27, 2008, Kim Wehrenberg was appointed as an additional director.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Portola Packaging, Inc.
Dated: August 29, 2008	By: Kim Wehrenberg

/s/ Kim Wehrenberg
Kim Wehrenberg General Counsel and Secretary